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Taking Action to Unlock Shareholder Value MAY 2018

Forward Looking Statements 2 This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the benefits of a potential separation, including with respect to Ironwood’s and R&D Co.’s competitive position, attractiveness to investors and enhanced operational, commercial and scientific effectiveness; the timing, leadership, structure, including the division of assets among Ironwood and R&D Co., and impact of a separation; capital allocation; the strategy, including the intended development and commercialization plans for each of Ironwood and R&D Co., and potential corporate development opportunities; the tax free nature of the separation; the market size, commercial potential, prevalence, and the growth in, and potential demand for, linaclotide, lesinurad and other product candidates including peak sales (and the drivers, timing and impact thereof), for each of Ironwood and R&D Co., as applicable; the potential indications for, and benefits of, linaclotide, lesinurad and other product candidates, for each of Ironwood and R&D Co., as applicable; the strength of the intellectual property protection for linaclotide, lesinurad and other product candidates; growth in LINZESS prescriptions; the number of potential patients; the anticipated timing of preclinical, clinical and regulatory developments and the design, timing and results of clinical and preclinical studies; partnering strategies; expected periods of patent exclusivity, durability and life of the respective patent portfolios for linaclotide, lesinurad and other product candidates; Ironwood and R&D Co’s financial performance and results, and guidance and expectations related thereto (including the drivers and timing thereof); and expectations related to revenue growth for in market products, commercial margin, cash flow and profitability growth and LINZESS U.S. net sales, LINZESS U.S. net sales CAGR, Ironwood revenue CAGR from the LINZESS U.S. collaboration, top-line growth, commercial margin, ex-U.S. revenue (including API revenue), and allocation of capital. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that we may not complete the separation on the terms or timeline current contemplated, if at all, achieve the expected benefits of a separation, and that a separation could harm our business, results of operations and financial condition; the risk that the transaction might not be tax-free; the risk that we may be unable to make, on a timely or cost-effective basis, the changes necessary to operate as independent companies; R&D Co.’s lack of independent operating history and the risk that its accounting and other management systems may not be prepared to meet the financial reporting and other requirements of operating as an independent public company; the risk that a separation may adversely impact our ability to attract or retain key personnel; the effectiveness of development and commercialization efforts by us and our partners; preclinical and clinical development, manufacturing and formulation development; the risk that findings from our completed nonclinical and clinical studies may not be replicated in later studies; efficacy, safety and tolerability of linaclotide, lesinurad and our product candidates; decisions by regulatory and judicial authorities; the risk that we are unable to successfully commercialize lesinurad or realize the anticipated benefits of the lesinurad transaction; the risk that we may never get sufficient patent protection for linaclotide, lesinurad and our product candidates or that we are not able to successfully protect such patents; the outcomes in legal proceedings to protect or enforce the patents relating to our products and product candidates, including ANDA litigation; developments in the intellectual property landscape; challenges from and rights of competitors or potential competitors; the risk that our planned investments do not have the anticipated effect on our company revenues, linaclotide, lesinurad or our product candidates; the risk that we are unable to manage our operating expenses or cash use for operations, or are unable to commercialize our products, within the guided ranges or otherwise as expected; and the risks listed under the heading "Risk Factors" and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and in our subsequent SEC filings. These forward-looking statements (except as otherwise noted) speak only as of the date of this presentation, and Ironwood undertakes no obligation to update these forward-looking statements. Further, Ironwood considers the net profit for the U.S. LINZESS brand collaboration with Allergan in assessing the product's performance and calculates it based on inputs from both Ironwood and Allergan. This figure should not be considered a substitute for Ironwood's GAAP financial results. An explanation of our calculation of this figure is provided in our first quarter investor update press release dated May 1, 2018.

Additional Information On May 2, 2018, Ironwood filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the company’s 2018 Annual Meeting of Shareholders. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also be available at no charge at the company’s website at www.ironwoodpharma.com. If you have any questions regarding this information or the proxy materials, please contact MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the annual meeting, toll-free at (800) 322-2885 or at (212) 929-5500 or via email to proxy@mackenziepartners.com. 3

Table of Contents Taking Action Designed to Unlock Shareholder Value An Overview of New Ironwood An Overview of R&D Co. The Right Board with the Right Experience to Oversee Ironwood Sarissa Has Not Made a Compelling Case to Add Alex Denner to the Board 4 VOTE the WHITE Proxy Card FOR Ironwood’s Experienced, Diverse Nominees

Taking Action Designed to Unlock Shareholder Value 5 1

Ironwood Today

1

Three marketed assets and leading partnerships

U.S. LINZESS® (linaclotide)
Ex-U.S. LINZESS/CONSTELLA® (linaclotide)
DUZALLO® (lesinurad and allopurinol)
ZURAMPIC® (lesinurad)

2

Multiple late-stage candidates + proven discovery engine

2 Phase III programs expected to initiate (LINZESS ASC[1], IW-3718)

4 Phase II trials ongoing

Advanced discovery-stage sGC programs targeting severe CNS, liver and lung diseases

Active partnering discussions for IW-3718, praliciguat and olinciguat

3

Rapid top-line growth and strong financial discipline

>25% Ironwood revenue CAGR expected 2016-2020[2,3]

LINZESS expected **U.S. net sales >$1B** with **>70% commercial margin** by 2020

On path to profitability

Ironwood

1) Abdominal symptom claims 2) The >25% Ironwood revenue CAGR calculation excludes any current or future revenue recognized in the period related to milestone payments to Ironwood, including approximately $39 million recognized in 2016 3) Independent of any new potential partnerships

6

Plan to Unlock Shareholder Value through Separation of sGC Business from Commercial + GI Business LINZESS / CONSTELLA Approved for treatment of adults with IBS-C and/or CIC DUZALLO / ZURAMPIC Approved for treatment of hyperuricemia in gout in adult patients IW-3718 Persistent GERD (Phase III expected) Linaclotide delayed release Abdominal pain associated with IBS (Phase II expected) Praliciguat (IW-1973) Diabetic nephropathy, HFpEF (Phase II) Olinciguat (IW-1701) Sickle cell disease, Achalasia (Phase II) IW-6463 Severe central nervous system diseases (pre-clinical) Advanced discovery programs Severe lung and liver diseases NEW Ironwood Expected To: Be profitable in FY2019 and beyond Focus on accelerating growth of in-market products and advancing development programs Target treatments for GI diseases, uncontrolled gout, and abdominal pain Execute on multi-faceted business development strategy R&D Co. Expected To: Apply core competency in NO/sGC/cGMP pharmacology Advance multiple sGC programs focused on treatment of serious and orphan diseases Enter strategic partnerships to capture full value Ironwood Today 7 1

Overview of Strategic Rationale We believe the planned separation will create, among other things: Two nimbler, more productive businesses with strengthened competitive positions Separate and distinct management teams focused on each business’s unique strategic priorities, target markets, and corporate development opportunities Specifically tailored capital allocation strategies Sharpened investment theses that attract a long-term shareholder base suited to each business 8 1

Overview of Proposed Transaction 9 Transaction Structure Expected to be tax-free to Ironwood shareholders Timing Move decisively to separate; transaction is expected to be completed in 1H 2019 Subject to market, regulatory and other conditions Near-term Financial Implications Expect to incur transaction charges related to the transaction Ironwood plans to provide an update on the impact of transaction charges on its 2018 financial guidance at its second quarter 2018 investor update Capital structure and financing path for R&D Co. expected to be announced at a later date Certain Closing Conditions Final approval by Ironwood Board of Directors Favorable opinion and/or ruling on tax-free nature of transaction Effectiveness of registration statement, or other applicable documents, filed with the SEC Board and Management Each company expected to have separate and distinct boards, with directors to be selected based on experience specific to each company’s needs Management teams expected to be strengthened with select outside hires 1 9

An Overview of New Ironwood 10 2 Commercial Programs & Late-stage GI Development Platform

Plan to Unlock Shareholder Value through Separation of sGC Business from Commercial + GI Business LINZESS / CONSTELLA Approved for treatment of adults with IBS-C and/or CIC DUZALLO / ZURAMPIC Approved for treatment of hyperuricemia in gout in adult patients IW-3718 Persistent GERD (Phase III expected) Linaclotide delayed release Abdominal pain associated with IBS (Phase II expected) Praliciguat (IW-1973) Diabetic nephropathy, HFpEF (Phase II) Olinciguat (IW-1701) Sickle cell disease, Achalasia (Phase II) IW-6463 Severe central nervous system diseases (pre-clinical) Advanced discovery programs Severe lung and liver diseases NEW Ironwood Expected To: Be profitable in FY2019 and beyond Focus on accelerating growth of in-market products and advancing development programs Target treatments for GI diseases, uncontrolled gout, and abdominal pain Execute on multi-faceted business development strategy R&D Co. Expected To: Apply core competency in NO/sGC/cGMP pharmacology Advance multiple sGC programs focused on treatment of serious and orphan diseases Enter strategic partnerships to capture full value Ironwood Today 11 2

Building a Next-Gen Commercial Biotech Company 12 To do this, we expect to: Maximize long-term per-share cash flows for SHAREHOLDERS Bring important medicines to millions of PATIENTS Continue highly effective linaclotide collaborations VALUE Employ more innovative consumer-led marketing techniques Use distinctive skills in applying deep patient insights and bringing differentiated therapies to patients Secure broad market access through better payer appreciation of product value Execute on a multi-faceted business development strategy Be profitable in FY2019 and beyond and drive revenue growth with a focus on expanding operating leverage 2

IW-3718 and Linaclotide Lifecycle Provide Opportunities for Future Growth* Status of selected key development programs as of May 9, 2018 Phase I Phase II Phase III Approved IBS-C or CIC in adults Launched 12/12 LINZESS® (linaclotide) linaclotide DUZALLO® (lesinurad + allopurinol) ZURAMPIC® (lesinurad) Hyperuricemia associated with gout (in combination with xanthine oxidase inhibitor) Launched 10/17 Hyperuricemia associated with gout Launched 10/17 Abdominal pain associated with IBS IBS-C/CIC in pediatrics *Represents ongoing phase of development; does not correspond to initiation or completion of a particular phase. 13 Linaclotide delayed release IW-3718 U.S. only Launched 10/16 2 Initiation expected 3Q 2018 Persistent GERD

Expect Strong LINZESS Growth Trajectory into early 2030s 14 TRx Volume2 1) Lieberman GI Patient Landscape survey, 2010 2) IQVIA Weekly NPA (12/29/17) Market-leader: maintain & strengthen position as branded prescription market leader Millions of patients still suffering: >2M patients treated; ~40M U.S. adult IBS-C/CIC sufferers1 Long durability: IP coverage expected into early 2030s Global opportunity: significant revenue potential through ex-U.S. partnerships On track to >$1B in annual U.S. net sales with >70% commercial margin by 2020 2 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 11/23/12 12/28/12 02/01/13 03/08/13 04/12/13 05/17/13 06/21/13 07/26/13 08/30/13 10/04/13 11/08/13 12/13/13 01/17/14 02/21/14 03/28/14 05/02/14 06/06/14 07/11/14 08/15/14 09/19/14 10/24/14 11/28/14 01/02/15 02/06/15 03/13/15 04/17/15 05/22/15 06/26/15 07/31/15 09/04/15 10/09/15 11/13/15 12/18/15 01/22/16 02/26/16 04/01/16 05/06/16 06/10/16 07/15/16 08/19/16 09/23/16 10/28/16 12/02/16 01/06/17 02/10/17 03/17/17 04/21/17 05/26/17 06/30/17 08/04/17 09/08/17 10/13/17 11/17/17 12/22/17

Rapid LINZESS growth and expanding operating leverage propelling Ironwood revenue growth 15 Catalyzed by successful 50-50 U.S. collaboration with Allergan 74% 2013-2016 NET SALES CAGR LINZESS U.S. Net Sales + Commercial Costs1 >30% CAGR 1) LINZESS U.S. net sales are reported by Allergan and LINZESS commercial costs incurred by each of us and Allergan are reported in our respective financial statements. LINZESS commercial costs include cost of goods sold incurred by Allergan and selling, general and administrative expenses incurred by Allergan and Ironwood that are attributable to the cost-sharing arrangement between the parties. ~75% Ironwood (2014-2017) revenue CAGR from LINZESS U.S. collaboration1 Expanding operating leverage 2 2014 2015 2016 2017

Additional focus on digital outreach Fueling LINZESS Growth 16 Direct-to-consumer education to motivate patients and HCPs Increased use of 90-day Rx to improve adherence to therapy Maintaining strong payer coverage to drive affordable patient access High-impact sales effort & dosing flexibility to expand prescribing Near-Term Strategy: Medium-Term Strategy: Increase consumer recognition / motivation Innovative marketing / product management Creative win-win payor and distributor relationships 2

2

Lifecycle Management Provides Additional Opportunities for Increased Value

LINZESS: multi-symptom IBS-C/CIC relief, including abdominal pain in IBS-C

- >75% of IBS-C patients report having continuous or frequent abdominal pain[1]

LINZESS: potential for additional abdominal symptom claims (ASC) to fuel growth

- >65% of IBS-C patients surveyed report suffering from ASCs such as bloating +/or discomfort 1x/week or more[2]
- LINZESS ASC Phase III trial initiation expected mid-2018

Delayed release: potential to improve abdominal pain relief in all forms of IBS

- Additional 20-25M patients report suffering from IBS-M + IBS-D[3]



Ironwood

1) IFFGD "Their Illness Experience and Unmet Needs", 2007 2) Lieberman GI Patient Landscape survey, 2010 3) Society for Women's Health Research "Irritable Bowel Syndrome in Women: The Unmet Needs", 2002; Hungin AP, et al. Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact. Aliment Pharmacol Ther. 2005;21:1365-1375; Mearin F, et al "Irritable bowel subtypes according to bowel habit: revisiting the alternating subtype". Eur J Gastroenterol Hepatol 2003: 15: 165-172; Drossman, DA et al "A prospective assessment of bowel habit in irritable bowel syndrome: defining an alternator". Gastroenterology 2005; 128: 580-589

17

2

DUZALLO: leveraging customer + market insights as payer coverage expands during launch year

Attractive Market

- ~2M uncontrolled patients[1]
- Highly symptomatic, identifiable patients
- Limited treatment options
- >$300M annual U.S. peak sales opportunity

Learnings

ZURAMPIC

- Lack of payer coverage suppressing uptake
- Monotherapy concern delaying HCP Rx
- HCP lacking urgency to act

Solution

DUZALLO

- Nearly 2X patients reaching treatment goal[2,3]
- 2 mechanisms to treat disease
- Addresses monotherapy concern
- Simple: 2 products in 1 pill, once a day
- 1 copay for patients

Maximize impact of marketing mix

High performing test markets
High volume adopting physicians
Favorable payer market access

Test (vs paired controls)

- Increased call frequency
- Peer to peer speaker programs
- Targeted consumer advertising

Ironwood

1) 2010 NHANES study estimate, grown at 3% AGR; Juraschek SP et al, Arthritis Care, 2015; Zhu Y et al, Arthritis Rheumatol, 2012; Wood R et al, J Rheumatol, 2016; Khanna P et al, Postgrad Med, 2016; Meyer M et al, Am. J Pharmacy Ben 2015; Primatesta P et al, BMC Musculoskeletal Dis. 2010; Singh JA et al, Arthritis Res & Ther, 2015; AZN/Decision Resource Market Research 2) Allopurinol PI 3) Zurampic PI

18

2

IW-3718 for Persistent GERD (pGERD): ~10M Adult Patients Suffering in U.S. (60M+ worldwide)[1,2]

Patients suffer frequent + bothersome symptoms despite PPI therapy



85% Of patients experience heartburn and regurgitation **6 days per week**[3]

11 **Years of suffering** since diagnosis with GERD[3]

50% Have **damage to the lining of the esophagus**, or erosive esophagitis[3]

3x **More ER visits** than PPI responsive patients[4]

2x **More hospitalizations** than treatment responsive patients[4]

Ironwood

1) El-Serag, et al, Alimentary Pharmacology & Therapeutics (2010); Lieberman GI Patient Landscape survey, 2010; U.S. Census, 2015;
2) Wang, Hai-Yun "Prevalence of gastro-esophageal reflux disease and its risk factors in a community-based population in southern India"; 3) Ironwood data; 4) Gerson et al., Development of a refractory gastro-oesophageal reflux score using an administrative claims database

19

IW-3718 Presents Opportunity to Establish New Treatment Paradigm for Persistent GERD Offers complementary mechanism with PPI, designed to sequester bile acids in stomach over extended period of time IW-3718 + PPI 20 Diseased GI PPI Alone PPIs block gastric acid from refluxing into esophagus, but do not suppress reflux of bile Bile and gastric acid can back up into stomach and eventually into esophagus causing pain and damage IW-3718 designed to sequester bile acids in the stomach to reduce bile exposure in the esophagus 2

2

Positive Phase IIb Results Propelling IW-3718 1500mg towards Phase III Initiation (expected 3Q 2018)

~53%

Patients treated with IW-3718 (+ PPI) reported **clinically meaningful reduction in heartburn severity**

IW-3718 + PPI effect **more pronounced in patients with erosive esophagitis** vs PPI + placebo

IW-3718 + PPI demonstrated **significant reduction in regurgitation frequency**

Encouraging safety + tolerability; most common AE overall was constipation

Two **Phase III trials** expected to enroll <800 patients/each with **heartburn severity response** as primary endpoint

Ironwood

21

An Overview of R&D Co. 22 3 sGC Discovery and Development Platform Focused on Serious and Orphan Diseases

Plan to Unlock Shareholder Value through Separation of sGC Business from Commercial + GI Business LINZESS / CONSTELLA Approved for treatment of adults with IBS-C and/or CIC DUZALLO / ZURAMPIC Approved for treatment of hyperuricemia in gout in adult patients IW-3718 Persistent GERD (Phase III expected) Linaclotide delayed release Abdominal pain associated with IBS (Phase II expected) Praliciguat (IW-1973) Diabetic nephropathy, HFpEF (Phase II) Olinciguat (IW-1701) Sickle cell disease, Achalasia (Phase II) IW-6463 Severe central nervous system diseases (pre-clinical) Advanced discovery programs Severe lung and liver diseases NEW Ironwood Expected To: Be profitable in FY2019 and beyond Focus on accelerating growth of in-market products and advancing development programs Target treatments for GI diseases, uncontrolled gout, and abdominal pain Execute on multi-faceted business development strategy R&D Co. Expected To: Apply core competency in NO/sGC/cGMP pharmacology Advance multiple sGC programs focused on treatment of serious and orphan diseases Enter strategic partnerships to capture full value Ironwood Today 23 3

Separation of sGC business expected to provide development clarity and long-term value creation As an independent company, we believe R&D Co. will: Apply core competency in NO/sGC/cGMP pharmacology Rapidly advance pipeline of clinical-stage assets, including praliciguat and olinciguat Accelerate drug development with more parallel programs and innovative trial designs Tailor development approaches to serious and orphan diseases Simplify capital allocation decision-making process Enter strategic partnerships to achieve full patient impact and value creation in the diverse markets its products could serve 24 3

Rich pipeline provides multiple late-stage opportunities and discovery engine to support product expansion Status of selected key development programs as of May 9, 2018 Discovery Phase I Phase II Phase III Diabetic nephropathy Praliciguat (IW-1973) IW-6463 Severe CNS diseases Severe liver diseases Launched 10/17 Type II achalasia Sickle cell disease Heart failure with preserved ejection fraction (HFpEF) *Represents ongoing phase of development; does not correspond to initiation or completion of a particular phase. 25 Olinciguat (IW-1701) Discovery programs Severe lung diseases 3

Praliciguat Data Support Desirable Drug Profile 26 Multidimensional Pharmacology Once a day dosing Broad tissue distribution Minimal renal clearance Encouraging safety + tolerability profile 3

27 HEALTHY FUNCTION ENDOTHELIAL DYSFUNCTION/ REDUCED NO PRALICIGUAT ENHANCES NO-SGC-CGMP SIGNALING Amplification of NO Signaling Vasoconstriction Inflammation Fibrosis Normal Physiological Function praliciguat Praliciguat enhances NO-sGC-cGMP signaling 3

Praliciguat for Heart Failure with Preserved Ejection Fraction (HFpEF) and for Diabetic Nephropathy HFpEF: up to 27M patients worldwide1 Highly prevalent form of heart failure; ~40-70% of all heart failure patients worldwide3 Highly symptomatic; associated with high rates of morbidity and mortality Prevalence increasing due to aging population, increasing cardiac/non-cardiac comorbidities3 No approved therapies Diabetic nephropathy: up to 170M patients worldwide2 Diabetic nephropathy is found in up to 40% of all diabetic patients worldwide2 Leading cause of end-stage renal disease, dialysis and kidney transplants4,5 Risk of progression to renal failure high despite available treatment options 1) Ziaeian, et al., Epidemiology and Aetiology of Heart Failure, Nature Reviews Cardiology 2016; 2) Gheith et al., Diabetic Kidney Disease: world wide difference of prevalence and risk factors, Journal of Nephropharmacology 2016; 3) Oktay, et al., The Emerging Epidemic of Heart Failure with Preserved Ejection Fraction, Curr Heart Fail Rep 2013; 4) Ghaderian SB, et al., Diabetes and End-Stage Renal Disease; A Review Article on New Concepts, J Renal Inj Prev. 2015; 5) https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease 28 3

Praliciguat: Increasing Blood Flow + Reducing Inflammation, Fibrosis and Vascular Stiffness May Improve HFpEF Symptoms

CAPACITY-HFpEF Phase II trial ongoing



1:1:1:1 randomization, double-blind

Placebo	praliciguat Low dose	praliciguat Med dose	praliciguat High dose

12-week treatment period

PATIENTS:

- Adult patients with HFpEF (EF ≥ 45%)
- Male and female, age ≥ 50 years
- ~332 HFpEF patients, 4-arms (~83/arm)

ENDPOINTS:

- Change in peak VO2 (CPET) – *primary*
- Safety and tolerability – *primary*
- Change in ventilatory efficiency – *secondary*
- Change in 6-minute walk test (6MWT) – *secondary*
- # of CPET responders – *secondary*

Ironwood

29

3

Praliciguat: Increasing Blood Flow + Reducing Inflammation and Fibrosis May Protect Renal Function

Diabetic nephropathy Phase II trial ongoing



1:1:1 randomization, double-blind

Placebo	praliciguat Low dose	praliciguat High dose

12-week treatment period

PATIENTS:

- Adult patients with type 2 diabetes mellitus and DN
- Male and female, age 25 – 75 years
- Stable regimen of ACE or ARB
- ~150 patients, 3-arms (~50/arm)

ENDPOINTS:

- Change in urine albumin creatinine ratio (UACR) - *primary*
- Safety and tolerability - *primary*

Ironwood

30

In Phase IIa Trial, praliciguat Demonstrated Positive Effects Across Key Biomarkers in Cardiovascular and Renal Disease... 31 Mean (SD) baseline fasting glucose: ~150 mg/dL  fasting glucose at day 15 *All patients on at least one glucose lowering Rx  24h ABPM MAP at day 14 Mean baseline MAP: ~92 mm Hg Decrease in Arterial Blood Pressure (Day 14) Decrease in Fasting Glucose (Day 15) *All patients on ACEi or ARB, ~30% on additional antihypertensive Rx 10% 4.7% 3 Placebo IW-1973 -10 -5 0 5 Change in MAP (Day 14) C h a n g e f r o m B a s e l i n e ( m m H g ) * -1.6 -6.3 -4.7

 Reinforcing Potential Treatment Effect of Praliciguat in Diseases such as HFpEF and Diabetic Nephropathy 32 Decrease in Cholesterol Decrease in Triglycerides Mean (SD) baseline serum triglycerides: ~154 mg/dL  serum cholesterol at day 15  serum triglycerides at day 15 15.4% 3 14.4% Placebo IW-1973 -40 -20 0 20 C h a n g e f r o m B a s e l i n e ( m g / d L ) * 0.8 -24.7 -25.5 ( ¯ 16.5%) Placebo IW-1973 -80 -60 -40 -20 0 C h a n g e f r o m B a s e l i n e ( m g / d L ) * -32.0 -46.2 -14.2 ( ¯ 9.2%)

Olinciguat Data Support Desirable Drug Profile 33 Multidimensional Pharmacology Once a day dosing Minimal renal clearance Encouraging safety + tolerability profile 3 Highly Potent

Olinciguat: Potential to Treat Multiple Aspects of Sickle Cell Disease Pathophysiology

3

Sickle cell disease Phase II ongoing



1:1:1:1 randomization, double-blind

Placebo	Olinciguat Low dose	Olinciguat Medium dose	Olinciguat High dose

12-week treatment period

PATIENTS:

- Ambulatory patients with SCD
- Male and female, age 16 – 70 years
- Stable treatment regimen
- Patient has had between 1 – 10 protocol-defined related pain crises in last 12 months before screening, and none in 4 weeks before visit
- Patient completes daily diary entries for ≥10 days during the last 14 days of run in period as assessed at the randomization visit
- ~80 patients, 4-arms (~22/arm)

ENDPOINTS:

Number of participants with treatment-emergent adverse events (TEAEs) and study drug-related TEAEs

Ironwood

34

Summary Ironwood intends to separate into two leading, independent biotech companies with compelling value propositions and risk profiles Separation is expected to: Unlock investor value via more tailored allocation of capital resources, separate and distinct management teams, and focus on unique strategic priorities and target markets Optimize performance of each company and provide flexibility to pursue value-creating opportunities Underscore Ironwood’s commitment to align strategic priorities with interests of long-term shareholders 35 3

The Right Board with the Right Experience to Oversee Ironwood 36 4

Proactive, Regularly Refreshed and Accountable Board Focused on Enhancing Shareholder Value 37 Board oversees and is accountable for corporate strategy and capital allocation, including a full annual strategic review Board regularly explores opportunities to enhance value and is receptive and responsive to shareholder feedback Beginning in fall 2017, Board conducted strategic review focused on opportunities to best develop commercial platform and drug discovery and development assets Unanimously concluded a separation of the soluble guanylate cyclase (sGC) business from the commercial and GI business is the best way to unlock shareholder value All directors are shareholders and each independent director is generally required to hold all shares of stock received as payment for service throughout Board term Vast majority of compensation our independent directors receive for service on the Board is paid in restricted stock Directors and executive officers are prohibited from engaging in any hedging or monetization transactions of Ironwood common stock Dual class share structure expected to sunset at end of 2018 8 of 9 directors are independent Board has added 6 new independent directors since 2013 and is committed to continued refreshment Average tenure of independent directors is 6 years; average tenure of Board is 7 years (below the S&P average of 8.5 years) Board has demonstrated commitment to diversity: 1/3 of directors are women Separate role of Board chair and CEO; Chair is independent; Chair rotated approximately every 5 years Independent Leadership and Oversight Key Provisions Structured to Align with Shareholder Interests Committed to Enhancing Shareholder Value 4

Ironwood’s Board has the Right Mix of Skills and Expertise Broader Business Healthcare Industry Ironwood Board Capital Allocation / Finance / Accounting Strategic Transactions Risk Management Human Capital Public Company Board Senior Leadership (small biotech) Senior Leadership (large pharma) Customer / Market Insights (patient, payer, physician) Terrance McGuire Andrew Dreyfus Marsha Fanucci Peter Hecht, Ph.D. Julie McHugh Lawrence Olanoff, M.D., Ph.D. Edward Owens Amy W. Schulman Douglas Williams, Ph.D. Directors have significant expertise in areas essential to Ironwood’s success: strategic transactions (such as business separations), capital allocation and finance, customer and market insights and senior leadership in small entrepreneurial companies and large pharmaceutical organizations. 38 4

Our Board Nominees are Critical to Ironwood's Success

4

LAWRENCE OLANOFF, M.D., PH.D.



Independent; Director since 2015

- MUSC Medical University of South Carolina — Adjunct Professor and Special Advisor to President for Corporate Relations (2011 – Present)
- Forest Laboratories, Inc. — COO (2006 – 2010); EVP & Chief Scientific Officer (1995 – 2005)
- Celsion — President & CEO (2005 – 2006)
- SANDOZ — SVP Clinical R&D (1993 – 1995)

Professional Highlights & Other Directorships

- At Forest Labs, led a group that obtained approval in U.S. for a number of NDAs across range of therapeutic areas
- Chairman of the Board of the Clinical Biotechnology Research Institute at Roper St. Francis Hospital
- Board member of the Horizon Project and the Zucker Institute for Applied Neurosciences
- Ex-officio director and former Board member of the MUSC Foundation for Research Development and former Board member of Celsion, Axovant Sciences and Forest Laboratories

Brings detailed knowledge of the pharma industry and has broad operational experience and R&D leadership.

AMY SCHULMAN



Independent; Director since 2017

- Lyndra — CEO & Co-founder (2015 – Present)
- Polaris — Partner (2014 – Present)
- CEO (2017 – Present)
- Arsanis — CEO (2014 – 2016)
- Pfizer — EVP & GC (2008 – 2014); Business Unit Lead for Consumer Healthcare Business (2012 – 2013)
- DLA Piper — Partner (1997 – 2008)

Professional Highlights & Other Directorships

- Played instrumental role in Pfizer Nutrition's sale to Nestle and spinning out Zoetis, as well as its acquisition of Wyeth
- Board member of Arsanis and Alnylam Pharmaceuticals
- Former Board member of Blue Buffalo Pet Products and BIND Therapeutics

Brings extensive leadership experience and expertise in the biotech industry, including commercial strategy, corporate development, strategic transactions (including business separations) and capability building.

DOUGLAS WILLIAMS, PH.D.



Independent; Director since 2014

- Codiak — President & CEO (2015 – Present)
- Biogen — EVP, R&D (2011 – 2015)
- ZymoGenetics — CEO (2009 – 2010); President & Chief Scientific Officer (2007 – 2009); EVP, R&D & Chief Scientific Officer (2004 – 2007)
- Immunex — EVP & Chief Technology Officer, VP R&D & SVP Discovery Research (1988 – 2002)

Professional Highlights & Other Directorships

- Led ZymoGenetics' sale to Bristol-Myers Squibb
- Member of Immunex Board when acquired by Amgen and part of integration team
- Played a role in development of novel drugs including Enbrel, Tecfidera, and Spinraza
- Board member of Codiak BioSciences, Ovid Therapeutics and AC Immune
- Former Board member of Zymogenetics, Regulus Therapeutics, and Oncothyreon

Brings significant senior management and scientific experience at biotech companies – skills that are important for maximizing Ironwood's current products and pipeline and executing its strategy.

Ironwood
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ANDREW DREYFUS MARSHA FANUCCI PETER HECHT, PH.D. 40 Independent; Director since 2009 Director & CEO since Founding in 1998 Brings valuable industry insight and essential financial expertise. Brings valuable experience as a founder of the company and through his tenure as CEO. Independent; Director since 2016 Brings significant expertise in the healthcare payer and reimbursement market and has broad management and executive leadership experience. President & CEO (2010 – Present) Professional Highlights & Other Directorships Instrumental in development of Alternative Quality Contract commercial payment model, one of the largest commercial payment initiatives nationally, during time at Blue Cross Blue Shield Chairman of the Board of the National Institute for Health Care Management Board member of Blue Cross Blue Shield of Massachusetts, Blue Cross Blue Shield Association, Jobs for Massachusetts, and the advisory board of Ariadne Labs SVP & CFO (2004 –2009) Previous roles included: VP, Finance & Corp. Strategy; VP, Corp. Development & Strategy VP, Corp. Development & Strategy (1998 – 2000) VP & Director (1987 – 1998) Professional Highlights & Other Directorships Proven track record of formulating and implementing strategies to drive growth and profitability at Millennium Pharmaceuticals Board member of Alnylam Pharmaceuticals and Syros Pharmaceuticals Former Board member of Momenta Pharmaceuticals CEO (1998 – Present) Research Fellow (1994 – 1998) Professional Highlights & Other Directorships Led growth of Ironwood from nine Ph.D. scientists to commercial biotechnology company Advisory board member of Ariadne Labs Experienced, Diverse Board 4

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Experienced, Diverse Board

TERRANCE MCGUIRE



Chairman of the Board since 2015, Independent; Director since 1998

POLARIS	Co-Founder and General Partner (1996 – Present)
Burr, Egan, Deleage & Co.	Partner (1989-1996)

Professional Highlights & Other Directorships

- 25 years of early stage investing experience in over 50 medical and information technology companies
- Board member of Arsanis and Pulmatrix and several private companies
- Former Board member of Acceleron Pharma, Akamai Technologies, Aspect Medical Systems, Cubist Pharmaceuticals, deCODE genetics, Trevena and various private companies
- Former chairman of the National Venture Capital Association
- Chairman of the Board of the Thayer School of Engineering at Dartmouth College, and Board member of The David H. Koch Institute for Integrative Cancer Research at MIT and The Arthur Rock Center for Entrepreneurship at Harvard Business School

Brings extensive biotech venture capitalist experience and many years of experience as a director of biotech companies.

JULIE MCHUGH



Independent; Director since 2014

endo	COO (2010 – 2013)
NORA THERAPEUTICS	CEO (2008)
Johnson & Johnson	Company Group Chairman for Worldwide Virology Unit (2006 – 2008)
centocor	President (1996 – 2006)

Professional Highlights & Other Directorships

- 28 years of leadership in the biopharmaceutical industry
- Experience leading patient-focused growth strategy for specialty and generic drug businesses
- Board member of Aerie Pharmaceuticals, Lantheus Holdings, Trevena, The New Xellia Group and Smeal College of Business of Pennsylvania State University
- Previously served on the Board of ViroPharma (when business was sold to Shire), Epirus Biopharmaceuticals, the Biotechnology Industry Organization, the Pennsylvania Biotechnology Association and the New England Healthcare Institute

Brings valuable experience as prior CEO and COO at large multinational pharmaceutical companies.

EDWARD OWENS



Independent; Director since 2013

WELLINGTON MANAGEMENT	Partner, Portfolio Manager and Global Industry Analyst (1974 – 2012)
	Portfolio Manager of Vanguard Health Care Fund (1984 – 2012)

Professional Highlights

- 38 year history of researching and investing in the life science and chemical industries
- During 28 year tenure as fund manager, Vanguard Health Care Fund was best performing of all U.S. mutual funds

Brings extensive experience in evaluating and investing in life sciences companies.

Ironwood

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42 A Shareholder-Focused Executive Compensation Philosophy Align employee-owners with interests of fellow shareholders Organization-wide compensation and incentive programs align employee actions with shareholder interests, support our business objectives and hold employees accountable for the achievement of key goals Foster and support a performance-driven culture by setting clear, high-value goals and recognizing outstanding performers Create optimal company culture Foster a strong team culture and drive principles focused on great drug making, and successful commercialization Design compensation and incentive programs that are fair, equitable and competitive while remaining simple and understandable Demonstrated track record of shareholder engagement Shareholder support of over 98% on all Say on Pay votes Ironwood changed the frequency of Say on Pay vote from a triennial to an annual vote in 2017 In 2017, management met with vast majority of Ironwood’s top 25 shareholders (representing >70% of outstanding shares) to discuss corporate strategy, capital allocation, governance and/or compensation practices No significant concerns raised about executive compensation Our director compensation philosophy emphasizes equity compensation to align with shareholder interests The vast majority of compensation independent directors receive for service on the Board is paid in restricted stock 4

43 Aligning Pay with Performance CEO SALARY UNCHANGED at $100,000 for 20 Years 2017 Named Executive Officer (NEO) Annual Incentive Awards Are Aligned with Performance Equity Represents a Significant % of 2017 Direct Compensation *Excludes: (i) Peter Hecht, who was offered, but did not accept, an annual cash bonus award and (ii) Tom Graney, who departed from Ironwood on September 2017. Actual cash bonus payment under Ironwood’s annual cash bonus program also takes into account individual performance for our NEOs other than the CEO, as described further on pages 40-41 of our 2018 Definitive Proxy Statement filed with the SEC on May 2, 2018. Vast Majority of 2017 Total Compensation “At-Risk” Total compensation per Summary Compensation Table in our 2018 Definitive Proxy Statement, filed with the SEC on May 2, 2018. “At-risk” compensation includes actual bonus, if any, under Ironwood’s annual cash bonus program and the grant date fair value of stock options and RSU awards made under Ironwood’s equity inventive plan. *Excludes Tom Graney, who departed from Ironwood in September 2017. 4 CEO does NOT accept annual cash bonus award “Equity” represents the grant date fair value of stock options and RSU awards made under Ironwood’s equity inventive plan. “Other Direct Compensation” represents actual salary and bonus, if any, under Ironwood’s annual cash bonus program. *Excludes Tom Graney, who departed from Ironwood in September 2017. 98.2% 1.8% CEO At-Risk Fixed 75.9% 24.1% Avg. Other NEOs * At-Risk Fixed 98.3% 1.7% CEO Equity Other Direct Compensation 84% 88% 0% 20% 40% 60% 80% 100% Company Performance Achievement Multiplier Average NEO Actual Bonus as % of Target under Ironwood's Annual Cash Bonus Program* 64.8% 35.2% Avg. Other NEOs Equity Other Direct Compensation

44 Commitment to Executive Compensation Best Practices Strong Shareholder Endorsement Effective Risk Mitigation and Creation of Shareholder Value Through Application of Best Practices  Compensation tied to clear, high-value goals and shareholder value creation  No option repricing without shareholder approval  Balanced short and long-term incentives  No excessive perquisites  Tie annual bonus awards directly to company goals  No tax gross-ups in severance arrangements  Long term equity incentives represent significant percentage of compensation to incentivize value creation and enhance alignment with shareholders  No hedging or monetization transactions permitted  Annual Say on Pay vote  No excessive golden parachute payments; double-trigger change of control plan 4 99% FOR 99% FOR 98% FOR 0% 20% 40% 60% 80% 100% 2011 2014 2017 Say on Pay Vote Results

Sarissa Has Not Made a Compelling Case to Add Alex Denner to the Board 45 5

Ironwood Has Constructively Engaged with Sarissa 46 February 14, 2018 Sarissa files Schedule 13F with the SEC disclosing beneficial ownership of 1,650,000 shares. February 20, 2018 Ironwood reaches out to Sarissa to initiate dialogue. March 27, 2018 Members of Ironwood management have initial meeting with Alex Denner and other Sarissa representatives. March 29, 2018 Alex Denner calls members of Ironwood management to notify them that Sarissa was considering submitting an official notice of intent to nominate. Sarissa delivers notice of its intent to nominate Alex Denner for election to the Board. Ironwood responds to Sarissa suggesting an additional discussion to better understand Sarissa’s views. April 2, 2018 Sarissa representatives responded that Alex Denner would not be available to speak again with Ironwood until April 13. April 9, 2018 Ironwood issues press release announcing receipt of Sarissa’s notice of intent to nominate so Ironwood could collect shareholder input. April 10, 2018 Members of Ironwood Board and management begin speaking with shareholders to seek input. April 13, 2018 Members of Ironwood management meet with Alex Denner to discuss the company’s business and strategy, and Sarissa’s intent to nominate Alex Denner. During Sarissa’s Three Discussions with Management and Members of Board, Sarissa Did Not Make a Compelling Case for Joining the Board Nor Identify Any Skills Missing On the Board April 25, 2018 Members of Ironwood’s Board (including Governance & Nominating Committee) meet with Alex Denner to discuss Sarissa’s nomination of Alex Denner for election to the Board and to better understand his interest in joining the Board. 5

Thorough Board Evaluation Process The Board evaluates nominees based on a number of core criteria, including: An owner-oriented attitude and a commitment to represent the interests of our shareholders, Strong personal and professional ethics, integrity and values, Strong business acumen and savvy, Deep, genuine passion for our business and the patients whom we serve, Demonstrated achievement in the nominee's field of expertise, The absence of conflicts of interest that would impair the nominee's ability to represent the interests of our shareholders, The ability to dedicate the time necessary to regularly participate in Board and committee meetings, and The potential to contribute to the diversity of the Board. Annual evaluations to gauge Board performance Directors assess the performance and effectiveness of the Board and each committee they are a part of Each director completes a self evaluation and peer evaluations for all other directors Senior management is given an opportunity to anonymously provide feedback on the Board’s performance 47 5

Conclusion Ironwood’s Board and management team are proactively taking action designed to unlock value through the planned separation of two businesses Ironwood has an engaged, refreshed and accountable Board aligned with shareholder interests Ironwood is open to new ideas, has engaged constructively with Sarissa, and has incorporated feedback from other shareholders to get us where we are today Sarissa has not made a compelling case for joining the Board Alex Denner does not add any expertise not already represented on the Board Adding Alex Denner to the Board after limited interactions with management is not in the best interest of the company and its shareholders 48 Vote the WHITE Proxy Card Today FOR Ironwood’s Qualified Nominees 5